UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On September 4, 2008, Southern Union Company (the “Company”) senior management will present at the Lehman Brothers 2008 CEO Energy/Power Conference in New York. The presentation materials focus on Company overview, strategic initiatives, organic growth and value creation.  In particular, the presentation contains information with respect to previously issued 2008 earnings guidance, projected pro forma EBITDA by business segment and projected capital expenditures by segment with the expenditures broken out by growth and maintenance capital.

The Company is furnishing the presentation as Exhibit 99.1 hereto and has also made the presentation materials available on its website at www.sug.com. In addition, a live audio webcast of the presentation will also be available on the Investors page of the Company’s website at www.sug.com. The presentation materials attached hereto under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

In the attached presentation, the Company uses pro forma earnings before interest and taxes, depreciation and amortization (EBITDA), a non-GAAP financial measure, as the performance measure to evaluate segment performance. As defined in Regulation G, "Conditions for Use of Non-GAAP Financial Measures," a non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

The Company defines EBITDA as net earnings (loss) available for common shareholders, adjusted for: (i) items that do not impact earnings (loss) from continuing operations, such as extraordinary items, discontinued operations and the impact of accounting changes; (ii) income taxes; (iii) interest; (iv) depreciation and amortization; (v) dividends on preferred stock and (vi) loss on extinguishment on preferred stock. EBITDA may not be comparable to measures used by other companies. Additionally, EBITDA should be considered in conjunction with net earnings and other performance measures such as operating income or operating cash flow.  In using adjusted EBITDA, the Company takes into account mark to market unrealized hedging gain or loss.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit No.                   Exhibit

99.1	2008 Lehman Brothers CEO Energy/Power Conference Presentation

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: September 4, 2008	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

              Exhibit No.                                     Description

99.1	Lehman Brothers CEO Energy/Power Conference Presentation